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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) February 6, 2003
                                                 ----------------

                                      UICI
             (Exact name of registrant as specified in its charter)


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
                  Delaware                             001-14953                 75-2044750
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 (State or other jurisdiction of incorporation      (Commission File          (IRS Employer
              or organization)                           Number)            Identification No.)

4001 McEwen Drive, Suite 200, Dallas, Texas                                        75244
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  (Address of principal executive offices)                                     (Zip Code)
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Registrant's telephone number, including area code:  (972) 392-6700
                                                     --------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5. OTHER EVENTS

         On February 6, 2003, the Company will issue a press release disclosing its results of operations for the three and twelve months ended December 31, 2002. A copy of that press release is included herein as Exhibit 99.1 hereto.

         As disclosed in the press release, the Company has issued the following guidance with respect to 2003 results of operations.

      o The Company currently estimates that consolidated revenues in 2003 will be approximately $1.8 billion.

      o The Company currently estimates that fully diluted earnings from continuing operations for 2003 will be between $1.48 and $1.63 per share. For purposes of this estimate, the Company has estimated that in 2003 the aggregate amount of the Company's share of operating losses at Healthaxis, Inc. and pre-tax variable stock-based compensation will be approximately $8.0 million and that in 2003 approximately 49.0 million weighted average UICI shares will remain outstanding.

      o Excluding the effects of estimated operating losses at Healthaxis, Inc. and variable stock-based compensation, the Company currently estimates that pro forma fully diluted earnings from continuing operations will be between $1.58 and $1.73 per share.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995:

Certain statements in this press release are "forward-looking statements" within the meaning of the Private Securities Litigation Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those included in the forward-looking statements. These forward-looking statements involve risks and uncertainties including, but not limited to, the following: changes in general economic conditions, including the performance of financial markets, and interest rates; competitive, regulatory or tax changes that affect the cost of or demand for the Company's products; health care reform; the ability to predict and effectively manage claims related to health care costs; and reliance on key management and adequacy of claim liabilities.

The Company's future results will depend in large part on accurately predicting health care costs incurred on existing business and upon the Company's ability to control future health care costs through product and benefit design, underwriting criteria, utilization management and negotiation of favorable provider contracts. Changes in mandated benefits, utilization rates, demographic characteristics, health care practices, provider consolidation, inflation, new pharmaceuticals/technologies, clusters of high-cost cases, the regulatory environment and numerous other factors are beyond the control of any health plan provider and may adversely affect the Company's ability to predict and control health care costs and claims, as well as the Company's financial condition, results of operations or cash flows. Periodic renegotiations of hospital and other provider contracts coupled with continued consolidation of physician, hospital and other provider groups may result in increased health care costs and limit the Company's ability to negotiate favorable rates. In addition, the Company faces competitive and regulatory pressure to contain premium prices. Fiscal concerns regarding the continued viability of government-sponsored programs such as Medicare and Medicaid may cause decreasing reimbursement rates for these programs. Any limitation on the Company's ability to increase or maintain its premium levels, design products, implement underwriting criteria or negotiate competitive provider contracts may adversely affect the Company's financial condition or results of operations.

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The Company's insurance subsidiaries are subject to extensive regulation in their states of domicile and the other states in which they do business under statutes that typically delegate broad regulatory, supervisory and administrative powers to state insurance departments and agencies. State insurance departments have also periodically conducted and continue to conduct financial and market conduct examinations and other inquiries of UICI's insurance subsidiaries. State insurance regulatory agencies have authority to levy monetary fines and penalties resulting from findings made during the course of such examinations and inquiries. Historically, the Company's insurance subsidiaries have from time to time been subject to such regulatory fines and penalties. While none of such fines or penalties individually or in the aggregate have to date had a material adverse effect on the results of operations or financial condition of the Company, the Company could be adversely affected by increases in regulatory fines or penalties an/or changes in the scope, nature and/or intensity of regulatory scrutiny and review.

The health insurance products issued by the Company are primarily issued to members of various independent membership associations that endorse the products and act as the master policyholder for such products. The two principal membership associations in the self-employed market for which the Company underwrites and issues insurance are the National Association for the Self-Employed and the Alliance for Affordable Services. The membership associations provide their members with a number of endorsed products, including health insurance underwritten and issued by the Company. Individuals generally may not obtain insurance under the associations' master policies unless they are members of the associations. Agents of the Company's insurance subsidiaries also act as enrollers of new members for the associations. The Company has no formal agreements with these associations requiring the associations to continue to act as the master policyholder and to endorse the Company's insurance products to their respective members. While the Company believes it is in good standing with these associations, changes in the relationship between the Company and the membership associations could have a material adverse impact on the business of the Company.

The Company's Academic Management Services Corp. business could be adversely affected by changes in the Higher Education Act or other relevant federal or state laws, rules and regulations and the programs implemented thereunder may adversely impact the education credit market. In addition, existing legislation and future measures by the federal government may adversely affect the amount and nature of federal financial assistance available with respect to loans made through the U.S. Department of Education. Finally the level of competition currently in existence in the secondary market for loans made under the Federal Loan Programs could be reduced, resulting in fewer potential buyers of the Federal Loans and lower prices available in the secondary market for those loans.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     Exhibit 99.1 Press Release distributed on February 6, 2003, disclosing results of operations for the three and twelve months ended December 31, 2002


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            UICI
                                                -------------------------------
                                                (Registrant)

Date  February 6, 2003                 By    /s/ Mark D. Hauptman
     ------------------                  --------------------------------------
                                             Mark D. Hauptman
                                             Vice President and Chief
                                             Financial Officer


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                               INDEX TO EXHIBITS


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
EXHIBIT
NUMBER            DESCRIPTION
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
 99.1             Press Release distributed on February 6, 2003, disclosing
                  results of operations for the three and twelve months ended
                  December 31, 2002
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